UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2020

Transphorm, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55832	82-1858829
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Castilian Drive
Goleta, CA 93117
(Address of principal executive offices, including zip code)
(805) 456-1300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Subscription Agreements

On December 23, 2020, Transphorm, Inc. (the “Company”) entered into subscription agreements (each, a “Subscription Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company issued and sold, on the same date, an aggregate of 5,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) to the Investors at a purchase price of $3.00 per share, thereby completing the Company’s previously announced private placement offering of shares of Common Stock (the “Private Placement”). The Private Placement resulted in gross proceeds to the Company of $15.0 million, before deducting placement agent, financial advisor and other offering expenses.

Placement Agent Warrants

In connection with the closing of the Private Placement, the Company issued, on December 23, 2020, warrants to purchase an aggregate of 150,000 shares of Common Stock to the placement agents and their designees (the “Placement Agent Warrants”). The Placement Agent Warrants have an exercise price of $3.30 per share, provide for a cashless exercisable feature, and are exercisable for a period of five years from the date of closing of the Private Placement.

Registration Rights Agreement

On December 23, 2020, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors and holders of the Placement Agent Warrants, pursuant to which the Company agreed, subject to certain exceptions, to register the shares of Common Stock issued in the Private Placement and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants (collectively, the “Registrable Securities”) for resale.

Under the terms of the Registration Rights Agreement, the Company is obligated, subject to certain exceptions, to (i) file or confidentially submit a registration statement with the Securities and Exchange Commission (the “Commission”) covering the resale or other disposition of the Registrable Securities no later than 30 days after the closing of the Private Placement, (ii) use its commercially reasonable efforts to cause the registration statement to become effective no later than 90 days after the registration statement is first filed with the Commission, and (iii) use its commercially reasonable efforts to keep such registration statement effective for up to three years after the date on which the registration statement is declared effective by the Commission.

In the event that the Company fails to file (or confidentially submit) and obtain and maintain effectiveness of the registration statement, or if certain events occur with respect to the listing or trading of the Registrable Securities (such events, the “Registration Events”), the Company, subject to certain exceptions, will make payments to each holder of Registrable Securities, as liquidated damages, a cash sum calculated at a rate equal to 12% per annum of the aggregate purchase price paid by such holder pursuant to the Subscription Agreement or upon exercise of Placement Agent Warrants (or in the case of unexercised Placement Agent Warrants, of the exercise price thereof) with respect to such holder’s Registrable Securities that are affected by such Registration Event for the period during which such Registration Event continues to affect such Registrable Securities, provided that the maximum amount of liquidated damages that may be paid by the Company to a holder pursuant to such liquidated damages provisions shall be the aggregate purchase price paid by such holder with respect to such Investor’s Registrable Securities that are affected by all Registration Events.

The foregoing summaries of the Subscription Agreements, Placement Agent Warrants and Registration Rights Agreement are qualified in their entirety by reference to the form of Subscription Agreement, form of Placement Agent Warrant, and the Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above regarding the Private Placement and the Placement Agent Warrants is incorporated herein by reference.

The Common Stock issued in the Private Placement, the Placement Agent Warrants and the Common Stock issuable upon exercise of the Placement Agent Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. These securities were issued in reliance upon the exemptions from registration under the Securities Act provided by Section 4(a)(2) and Rule 506 of Regulation D promulgated thereunder as transactions not involving a public offering. The Investors and the holders of the Placement Agent Warrants are “accredited investors” as that term is defined in Rule 501 of Regulation D and acquired the securities for investment only and not with a present view toward, or for resale in connection with, the public sale or distribution thereof. The recipients had adequate access to information about the Company, and the issuance of the securities was made without any general solicitation or advertising.

On December 23, 2020, the Company issued an aggregate of 12,000 shares of Common Stock to certain consultants as consideration for services rendered or to be rendered to the Company. This issuance was exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof as a transaction not involving a public offering. The recipients of such shares represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The recipients had adequate access to information about the Company, and the issuance of the securities was made without any general solicitation or advertising.

Item 7.01    Regulation FD Disclosure.

On December 24, 2020, the Company issued a press release announcing the closing of the Private Placement. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Registration Rights Agreement, dated December 23, 2020, by and between the Company and the signatories thereto
10.1	Form of Subscription Agreement, dated December 23, 2020
10.2	Form of Placement Agent Warrant, dated December 23, 2020
99.1	Press release dated December 24, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transphorm, Inc.

Dated: December 30, 2020	By:	/s/ Cameron McAulay
Cameron McAulay
Chief Financial Officer